UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 22, 2007

RELIANT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16455	76-0655566
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	Identification No.)

1000 Main Street
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 497-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K (Form 8-K), “Reliant” refers to Reliant Energy, Inc., and “we,” “us” and “our” refer to Reliant and its subsidiaries.

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2007, Reliant appointed Mr. Rick Dobson, 48, as its new Executive Vice President and Chief Financial Officer to be effective as of October 29, 2007.  At that time, Mr. Mark Jacobs, Reliant’s President and Chief Executive Officer and Chief Financial Officer, will resign his position as Chief Financial Officer.

Prior to joining Reliant, Mr. Dobson served as Senior Vice President and Chief Financial Officer of Novelis Inc., a producer of aluminum rolled products.  From 2002 until July 2006, he was the Chief Financial Officer of Aquila, Inc., an operator of electricity and natural gas distribution utilities.

Mr. Dobson will receive an annual base salary of $500,000 and is eligible for an annual incentive award with a target payout equal to 70% of his 2008 base salary.  Mr. Dobson is also eligible to receive a long-term incentive award in 2008 pursuant to Reliant’s 2002 Long-Term Incentive Plan, with an award range equal to 150% to 250% of his 2008 base salary.  In addition, Mr. Dobson will be eligible to participate in our standard benefits and relocation plans.  Mr. Dobson will also enter into our standard change-in-control agreement and be covered by our executive severance plan at the same levels as our prior Chief Financial Officer.

In connection with his appointment, Mr. Dobson will receive options to purchase 24,000 shares of Reliant common stock and 9,700 restricted stock units, subject to approval by Reliant’s compensation committee.

A copy of the press release announcing Mr. Dobson’s appointment is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Press Release dated October 25, 2007

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are statements that contain projections, assumptions or estimates about our revenues, income and other financial items, our plans and objectives for future operations or about our future economic performance, transactions and dispositions and financings related thereto.  In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking.

Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including, but not limited to, legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital, the timing and extent of changes in commodity prices and interest rates, weather conditions and other factors we discuss or refer to in the “Risk Factors” section of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT ENERGY, INC.
(Registrant)

Date: October 25, 2007	By:	/s/ Thomas C. Livengood
Thomas C. Livengood
Senior Vice President and Controller

EXHIBIT LIST

Exhibit Number	Exhibit Description
99.1	Press Release dated October 25, 2007